UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 4, 2021

VG ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-39587

Cayman Islands	N/A
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

65 Bleecker Street, 6th Floor, New York, New York

(Address of principal executive offices, including zip code)

+1 (212) 497-9050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	VGAC.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	VGAC	New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	VGAC.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 26, 2021, VG Acquisition Corp., a Cayman Islands exempted company (the “Company” or “VGAC”), filed a registration statement on Form S-4 (File No. 333-254772) (as amended on May 5, 2021 and May 13, 2021, the “Registration Statement”) in connection with the Company’s proposed business combination with 23andMe, Inc., a Delaware corporation (“23andMe”) pursuant to that certain Agreement and Plan of Merger, dated as of February 4, 2021, as amended February 13, 2021 and March 14, 2021 (as may be amended, supplemented, or otherwise modified from time to time, the “Merger Agreement”), by and among VGAC, Chrome Merger Sub, Inc., a Delaware corporation and wholly owned direct subsidiary of VGAC (“Merger Sub”), and 23andMe. On March 25, 2021, the Registration Statement was declared effective by the Securities and Exchange Commission (the “SEC”) and the Company filed a Definitive Proxy Statement/Consent Solicitation Statement/Prospectus relating to the Company’s extraordinary general meeting of shareholders scheduled to be held on June 10, 2021 (the “Definitive Proxy Statement”) to, among other things, obtain the approvals required for the merger and the other transactions and ancillary agreements contemplated by the Merger Agreement.

As disclosed in the Registration Statement, a complaint has been filed against the Company in the Supreme Court of the State of New York, captioned, DeStefano v. VG Acquisition Corp., et al., (the “Complaint”). The Complaint names VGAC and members of the board of directors of VGAC (the “VGAC Board”) as defendants. The Complaint alleges breaches of fiduciary duties by members of the VGAC Board and aiding and abetting the VGAC Board’s breaches of fiduciary duties by VGAC. The Complaint also alleges that the Registration Statement is materially deficient and omits and/or misrepresents material information. The Company has also received similar demands from other purported shareholders of the Company, containing similar allegations.

The defendants and the VGAC Board deny that they have violated any laws or breached any duties to the Company’s shareholders and believe that the claims asserted in these lawsuits are without merit. The Company believes that the Definitive Proxy Statement contains all material information required to be disclosed and that no supplemental disclosure is required to the Definitive Proxy Statement under any applicable law, rule or regulation. Nevertheless, since the outcome of these lawsuits and shareholder demands is uncertain, cannot be predicted with any certainty and may cause delays to the closing of the merger, and to eliminate the burden and expense of litigation, the Company has decided to make the following supplemental disclosures. Nothing in this Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

This supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. Page references in the below disclosures are to pages in the Definitive Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement. To the extent the following information differs from or conflicts with the information contained in the Definitive Proxy Statement, the information set forth below shall be deemed to supersede the respective information in the Definitive Proxy Statement. The Company denies any alleged violations of law or any legal or equitable duty. Without admitting in any way that the disclosures below are material or otherwise required by law, the Company makes the following supplemental disclosure solely for the purpose of mooting any alleged disclosure issues asserted in the Complaint.

The following underlined language supplements the paragraph of text on page xiv of the Definitive Proxy Statement under the heading “How will the combined company be managed following the Business Combination?”:

Following the Closing, it is expected that the current management of 23andMe will become the management of New 23andMe, and the New 23andMe Board will consist of seven directors. If the Director Election Proposal is approved, the New 23andMe Board will consist of Roelof Botha, Patrick Chung, Richard Scheller, Neal Mohan, Peter Taylor, Anne Wojcicki, and Evan Lovell. Except for Mr. Lovell, no person affiliated with VGAC will serve as a director or officer of New 23andMe. Please see the section entitled “Management of New 23andMe Following the Business Combination” and “Director Election Proposal” for further information.

The following underlined language supplements the first paragraph of text on page 109 of the Definitive Proxy Statement under the heading “Satisfaction of 80% Test”:

It is a requirement under the Existing Governing Documents that any business acquired by VGAC have a fair market value equal to at least 80% of the balance of the funds in the trust account at the time of the execution of a definitive agreement for an initial business combination. Based on the financial analysis of 23andMe generally used to approve the transaction, the VGAC Board determined that this requirement was met. For illustrative purposes, on March 31, 2021, funds in the trust account totaled approximately $508,731,890, and 80% thereof represents approximately $406,985,512. In reaching its conclusion that the Business Combination meets the 80% asset test, the VGAC board looked at the implied equity value of $3.6 billion. The VGAC Board determined that the consideration being paid in the Business Combination, which amount was negotiated at arms-length, was in the best interests of VGAC and VGAC shareholders and appropriately reflected 23andMe’s value. In reaching this determination, the VGAC Board concluded that it was appropriate to base such valuation in part on qualitative factors such as management strength and depth, competitive positioning, customer relationships, and technical skills, as well as quantitative factors such as 23andMe’s historical growth rate and its potential for future growth in revenue and profits. The VGAC Board believes that the financial skills and background of its members qualify it to conclude that the business combination with 23andMe met this requirement.

The following underlined language supplements the paragraph of text on page 282 of the Definitive Proxy Statement under the heading “Executive Officers, Significant Employees, and Directors After the Business Combination”:

Upon the consummation of the Business Combination, the business and affairs of New 23andMe will be managed by or under the New 23andMe Board. Except for Mr. Lovell, no person affiliated with VGAC will serve as a director or officer of New 23andMe. The directors, executive officers, and significant employees of New 23andMe upon consummation of the Business Combination will include the following:

Forward Looking Statements

This communication contains certain “forward-looking statements” including statements regarding the Company’s ability to timely prepare and file the Quarterly Report. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained herein are based on the Company’s current expectations and beliefs concerning future developments and their potential effects, but there can be no assurance that these will be as anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These factors include, among others: the inability to complete the business combination, including due to the failure to receive required security holder approvals, or the failure of other closing conditions. Except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Additional Information About the Proposed Business Combination and Where To Find It

VGAC has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4, as amended (the “Form S-4”), which included the definitive proxy statement of VGAC, a prospectus, and 23andMe’s consent solicitation statement. The Form S-4 was declared effective on May 14, 2021. The definitive proxy statement/consent solicitation statement/prospectus and other proxy materials were mailed to VGAC’s shareholders of record as of the close of business on May 5, 2021. Shareholders of VGAC and other interested persons are advised to read the Form S-4, the definitive proxy statement/consent solicitation statement/prospectus included in the Form S-4, and documents incorporated by reference therein filed in connection with the proposed business combination because these documents contain important information about VGAC, 23andMe, and the business combination. Shareholders will also be able to obtain copies of the Form S-4 and the proxy statement/consent solicitation statement/prospectus, without charge, by directing a request to: VG Acquisition Corp. 65 Bleecker Street, 6th Floor, New York NY 10012. These documents and VGAC’s annual and other reports filed with the SEC can also be obtained, without charge, at the SEC’s internet site (https://sec.report).

Participants in the Solicitation

VGAC, 23andMe and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from VGAC’s shareholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of VGAC’s shareholders in connection with the proposed business combination is set forth in the Form S-4. You can find more information about VGAC’s directors and executive officers in VGAC’s final prospectus dated August 7, 2019 and filed with the SEC on August 9, 2019. Additional information regarding the participants is in the Definitive Proxy Statement and a description of their direct and indirect interests is included in the Definitive Proxy Statement. Shareholders, potential investors and other interested persons should read the Definitive Proxy Statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2021

VG ACQUISITION CORP.

By:	/s/ James Cahillane
Name: James Cahillane
Title: Corporate Secretary